UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2006


                                     ElkCorp
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)

           1-5341                                     75-1217920
---------------------------              --------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 851-0500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (18 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (18 CFR 240.13e-4(c))

Item 8.01  Other Events

Press Release

On January 23, 2006, the company issued a press release announcing it has authorized spending up to $4,000,000 to acquire shares of its outstanding common stock under a previously approved share repurchase authorization. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits

99.1     Press release dated January 23, 2006 of ElkCorp.

                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     ElkCorp




DATE: January 23, 2006               /s/ Gregory J. Fisher
                                     ---------------------------------------
                                     Gregory J. Fisher
                                     Senior Vice President,
                                     Chief Financial Officer and Controller


                                     /s/ Leonard R. Harral
                                     ----------------------------------------
                                     Leonard R. Harral
                                     Vice President, Chief Accounting Officer
                                     and Treasurer

                           INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
99.1                  Press release dated January 23, 2006 issued by ElkCorp